Exhibit 10.3
AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND WAIVER
          THIS AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated as of March 4, 2010, is entered into by and among SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), a Delaware limited liability company, as a joint lead arranger and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”) in light of the following:
W I T N E S S E T H
          WHEREAS, Parent, Borrowers, Lenders, Agent, BANK OF AMERICA, N.A., as syndication agent, and BANC OF AMERICA SECURITIES LLC, as a joint lead arranger are parties to that certain Credit Agreement, dated as of June 30, 2009, as amended by that certain Amendment Number One to Credit Agreement and Waiver dated as of November 5, 2009 (as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);
          WHEREAS, Parent is a party to that certain Lease Agreement, dated September 25, 2007 (as amended, the “Distribution Facility Lease”), with HF Logistics I, LLC, a Delaware limited liability company (“HF Logistics”), for the lease of a build-to-suit distribution center of approximately 1.8 million square feet at Rancho Belago Corporate Center in the City of Moreno Valley, California (the “Rancho Belago Distribution Facility”);
          WHEREAS, Borrowers have informed Agent that Parent has formed a new wholly-owned Domestic Subsidiary, Skechers R.B., LLC, a Delaware limited liability company (“Skechers RB”), in order to enter into a joint venture arrangement (the “JV Arrangement”) with HF Logistics for the purpose of owning, developing and constructing the Rancho Belago Distribution Facility, and in furtherance of the foregoing, Skechers RB and HF Logistics have entered into that certain Limited Liability Company Agreement of HF Logistics-SKX, LLC, dated January 30, 2010 (the “JV LLC Agreement”);
          WHEREAS, pursuant to the JV LLC Agreement, Skechers RB and HF Logistics have formed HF Logistics-SKX, LLC, a Delaware limited liability company (the “JV Entity”), the Stock of which is held 50% by Skechers RB and 50% by HF Logistics, and the parties intend that Skechers RB make an initial capital contribution to the JV Entity of $30,000,000 in cash and that HF Logistics convey, as its initial capital contribution, all of its interest in the property constituting the Rancho Belago Distribution Facility;
          WHEREAS, the JV Entity is expected to enter into certain construction loans in the amount of approximately $50,000,000, which together with the $30,000,000 initial capital contribution provided by Skechers RB will fund the development and construction of the Rancho Belago Distribution Facility, and upon completion of construction, the JV Entity will refinance the construction loans under a permanent financing arrangement;
          WHEREAS, in connection with the formation of Skechers RB and the JV Entity, and the execution and delivery of the JV LLC Agreement and certain related documents by Skechers RB, prior to the date hereof, the Defaults and Events of Default listed on Exhibit A hereto may have occurred and may be continuing under the Credit Agreement (each a “Designated Event of Default” and collectively the “Designated Events of Default”);
          WHEREAS, Borrowers have requested that Agent and Lenders (i) make certain amendments to the Credit Agreement to permit the JV Arrangement and (ii) waive the Designated Events of Default; and
          WHEREAS, upon the terms and conditions set forth herein, Agent and the undersigned Lenders are willing to accommodate Borrowers’ requests.
          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
          1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.
          2. Amendments to Credit Agreement.
               (a) Schedule 1.1 of the Credit Agreement is hereby amended and modified by amending and restating or adding (as applicable) the following definitions in the appropriate alphabetical order:
               “Distribution Facility Lease” means that certain Lease Agreement, dated September 25, 2007, between Parent and HF Logistics, as amended by that certain Amendment to Lease Agreement, dated December 18, 2009, and as further amended from time to time to the extent permitted by Section 6.7(b)(ii) of the Agreement.
               “HF Logistics” means HF Logistics I, LLC, a Delaware limited liability company.
               “Permitted Skechers/HF JV Acquisition” means the Acquisition by Skechers RB of the Stock of the Skechers/HF JV Entity held by HF Logistics pursuant to either (x) the buy-sell provisions of Article 8 of the Skechers/HF JV LLC Agreement (as in effect on the Second Amendment Date), or (y) the right of first offer set forth in Section 11.1.3 of the Skechers/HF JV LLC Agreement (as in effect on the Second Amendment Date), in either such case, so long as:
               (a) no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed Acquisition,
               (b) Borrowers shall have Excess Availability in an amount equal to or greater than $50,000,000 immediately after giving effect to the consummation of the proposed Acquisition, and
               (c) Borrowers have provided Agent with written notice of the proposed Acquisition at least 10 Business Days prior to the exercise by Skechers RB of its option to purchase the Stock of the Skechers/HF JV Entity held by HF Logistics in accordance with the relevant provisions of the Skechers/HF JV LLC Agreement (as in effect on the Second Amendment Date), and not later than 10 Business Days prior to the anticipated closing date of the proposed Acquisition, copies of the acquisition agreement or other material documents relative to the proposed Acquisition in substantially final form, which agreement and documents must be reasonably satisfactory to Agent.
          “Second Amendment Date” means March 4, 2010.
          “Skechers/HF JV Entity” means HF Logistics-SKX, LLC, a Delaware limited liability company.
          “Skechers/HF JV Construction Loan” means the “Construction Loan” as such term is defined in the Skechers/HF JV LLC Agreement (as in effect on the Second Amendment Date).
          “Skechers/HF JV LLC Agreement” means that certain Limited Liability Company Agreement of HF Logistics-SKX, LLC, dated January 30, 2010, between Skechers RB and HF Logistics, as in effect on the Second Amendment Date and as amended in compliance with the terms of the Agreement.
          “Skechers/HF JV Note” means that certain Unsecured Promissory Note, dated January 30, 2010, issued by the Skechers/HF JV Entity to the order of Skechers RB in the original principal amount of $1,000,000, as amended from time to time to the extent permitted by Section 6.7(b)(ii) of the Agreement.
          “Skechers/HF JV Permanent Loan” means the “Permanent Loan” as such term is defined in the Skechers/HF JV LLC Agreement (as in effect on the Second Amendment Date).
          “Skechers RB” means Skechers R.B., LLC, a Delaware limited liability company.
          “Skechers RB Initial Capital Contribution” means the initial capital contribution in the Skechers/HF JV Entity made by Skechers RB in cash in the amount of $30,000,000.
               (b) Schedule 1.1 of the Credit Agreement is hereby further amended and modified by inserting the parenthetical “(other than any Permitted Skechers/HF JV Acquisition)” after the term “Acquisition” in the introductory paragraph to the definition of “Permitted Acquisition”.
               (c) Schedule 1.1 of the Credit Agreement is hereby further amended and modified by (i) deleting the term “or” at the end of clause (s) of the definition of “Permitted Dispositions”, (ii) replacing the period at the end of clause (t) of such definition with a comma, and (iii) inserting the following immediately after clause (t) of such definition:
          “(u) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the sale of all of the Stock of the Skechers/HF JV Entity held by Skechers RB to HF Logistics pursuant to the buy-sell provisions of Article 8 of the Skechers/HF JV LLC Agreement (as in effect on the Second Amendment Date), or
          “(v) the disposition of all of the Stock of the Skechers/HF JV Entity held by Skechers RB in connection with the dissolution and wind-up of the Skechers/HF JV Entity pursuant to Section 13.3 of the Skechers/HF JV LLC Agreement (as in effect on the Second Amendment Date).”

               (d) Schedule 1.1 of the Credit Agreement is hereby further amended and modified by (i) deleting the term “and” at the end of clause (t) of the definition of “Permitted Indebtedness”, (ii) replacing the semi-colon at the end of clause (u) of such definition with a comma, and (iii) inserting the following immediately after clause (u) of such definition:
          “(v) the guarantee by Parent pursuant to Section 4.1.1(a) of the Skechers/HF JV LLC Agreement (as in effect on the Second Amendment Date) of the obligation of Skechers RB to fund the Skechers RB Initial Capital Contribution, provided that (x) the amount payable under such guarantee shall not exceed $30,000,000 in the aggregate, and (y) such guarantee shall be of no further force or effect upon the termination of the Skechers/HF JV LLC Agreement, and
          “(w) Capitalized Lease Obligations owing to the lessor pursuant to the Distribution Facility Lease in an aggregate principal amount outstanding not in excess of $160,000,000, less the aggregate amount of principal payments made in respect of such Indebtedness during the term of the Agreement;”
               (e) Schedule 1.1 of the Credit Agreement is hereby further amended and modified by (i) deleting the term “and” at the end of clause (l) of the definition of “Permitted Investments”, (ii) replacing the period at the end of clause (m) of such definition with a comma, and (iii) inserting the following immediately after clause (m) of such definition:
          “(n) so long as the Skechers/HF JV LLC Agreement remains in effect, any Permitted Skechers/HF JV Acquisition, and
          “(o) so long as the Skechers/HF JV LLC Agreement remains in effect, Investments by Skechers RB in the Skechers/HF JV Entity composed of (i) the Skechers RB Initial Capital Contribution, (ii) a loan by Skechers RB to the Skechers/HF JV Entity in the aggregate principal amount of $1,000,000, as evidenced by the Skechers/HF JV Note, and (iii) so long as immediately before and after giving effect to such Investment, (x) no Event of Default has occurred and is continuing or would result therefrom and (y) Parent and its Subsidiaries have Excess Availability of not less than $50,000,000, additional capital contributions or loans by Skechers RB to the Skechers/HF JV Entity in an aggregate amount not to exceed $10,000,000 during the term of the Agreement.”
               (f) Schedule 1.1 of the Credit Agreement is hereby further amended and modified by adding the following sentence at the end of the definition of “Permitted Joint Ventures”:
“Notwithstanding anything to the contrary contained in the foregoing, the Skechers/HF JV Entity shall not constitute a Permitted Joint Venture for purposes of this definition.”
               (g) Schedule 1.1 of the Credit Agreement is hereby further amended and modified by (i) deleting the term “and” at the end of clause (w) of the definition of “Permitted Liens”, (ii) replacing the period at the end of clause (x) of such definition with a comma, and (iii) inserting the following immediately after clause (x) of such definition:
          “(y) Liens in favor of HF Logistics on the Stock in the Skechers/HF JV Entity held by Skechers RB arising as a result of (i) the buy-sell provisions set forth in Article 8 of the Skechers/HF JV LLC Agreement (as in effect on the Second Amendment Date), and (ii) the right of first offer set forth in Section 11.1.3 of the Skechers/HF JV LLC Agreement (as in effect on the Second Amendment Date),

          “(z) the interests of the lessor under the Distribution Facility Lease to the extent that such interests secure Indebtedness permitted under clause (w) of the definition of Permitted Indebtedness, and so long as (i) such Lien attaches only to the asset purchased or acquired and the proceeds thereof, and (ii) such Lien only secures the obligations of Parent in its capacity as tenant under the Distribution Facility Lease, and
          “(aa) Liens on the Stock in the Skechers/HF JV Entity held by Skechers RB securing the Skechers/HF JV Construction Loan or the Skechers/HF JV Permanent Loan, in each such case, to the extent required by the applicable lenders thereunder.”
               (h) Schedule 1.1 of the Credit Agreement is hereby further amended and modified by adding the following sentence at the end of the definition of “Subsidiary”:
“Notwithstanding anything to the contrary contained in the foregoing, neither the Skechers/HF JV Entity nor any of its Subsidiaries shall constitute Subsidiaries of Parent or any other Loan Party for purposes of the Agreement and the other Loan Documents; provided, however, for purposes of the calculation of EBITDA as of any date of determination, such calculation shall be made on a cost method assuming that all Investments made by Skechers RB in the Skechers/HF JV Entity had been made in a non-Affiliate; provided further, however, that Parent may elect to have all (but not less than all) of the Skechers/HF JV Entity and its wholly-owned Subsidiaries treated as Subsidiaries of Parent for all purposes of the Agreement and the other Loan Documents, so long as (A) Parent shall then own, directly or indirectly, 100% of the issued and outstanding Stock of the Skechers/HF JV Entity, (B) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (C) Parent shall have given to Agent at least 30 days’ irrevocable prior written notice of such election, and (D) on or prior to the effective date of such election, Parent, the Skechers/HF JV Entity and the Subsidiaries of the Skechers/HF JV Entity shall be in compliance with the requirements of Section 5.11(a) of the Agreement.”
               (i) Section 1.2 of the Credit Agreement is hereby amended and modified by adding the following sentence at the end of such Section:
“For the avoidance of doubt, notwithstanding any requirements to the contrary under GAAP, any reference to financial performance of Parent and its Subsidiaries being determined on a consolidated basis in this Agreement or the other Loan Documents shall be deemed not to include the financial performance of the Skechers/HF JV Entity and its Subsidiaries so long as such Persons are not considered Subsidiaries of Parent by operation of the final sentence of the definition of Subsidiary.”
               (j) Section 5.11(a) of the Credit Agreement is hereby amended and modified by adding the following proviso at the end of clause (b) in the first sentence of such Section:
“, provided further that Skechers RB shall not be required to pledge any of its Stock in the Skechers/HF JV Entity during the period prior to the closing of the Skechers/HF JV Construction Loan, or during any period thereafter during which such Stock is required to be pledged as collateral for either the Skechers/HF JV Construction Loan or the Skechers/HF JV Permanent Loan, so long as within 10 days of (x) the closing of the Skechers/HF JV Construction Loan if the Stock of the Skechers/HF JV Entity held by Skechers RB is not required to be pledged as collateral for the Skechers/HF JV Construction Loan, or (y) the release of the Lien on such Stock securing the Skechers/HF JV Construction Loan if such Stock is not required to be pledged as collateral for the Skechers/HF JV Permanent Loan, or (z) the release of the Lien on such Stock securing the Skechers/HF JV Permanent Loan, Skechers RB shall provide to Agent a pledge agreement and appropriate certificates and powers or financing statements, each reasonably satisfactory to Agent, hypothecating all of the direct or beneficial ownership interest in the Skechers/HF JV Entity held by it, provided further that if Skechers RB owns less than 100% of the Skechers/JV Entity, Skechers RB shall not be required to pledge any of its Stock in the Skechers/HF JV Entity pursuant to this Section 5.11(a) unless it has obtained the consent of HF Logistics pursuant to Section 11.1 of the Skechers/HF JV LLC Agreement, if necessary, which consent Skechers RB shall request upon the occurrence of any of conditions (x), (y) or (z) above,”
               (k) Section 5.15 of the Credit Agreement is hereby amended and modified by inserting “(provided that a Collateral Access Agreement shall not be required for any new retail store location that is owned or operated by a Loan Party)” immediately prior to the period at the end of such Section.
               (l) Section 6.12 of the Credit Agreement is hereby amended and modified by (i) deleting the term “and” at the end of clause (e) of such Section (ii) replacing the period at the end of clause (f) of such Section with “, and”, and (iii) inserting the following immediately after clause (f) of such Section:
          “(g) (i) subject to clause (w) of the definition of Permitted Indebtedness, transactions contemplated by the Distribution Facility Lease, (ii) transactions contemplated by the Skechers/HF JV LLC Agreement (as in effect on the Second Amendment Date and as amended in accordance with Section 6.7(b)(ii) of the Agreement), and (iii) transactions contemplated by the Skechers/HF JV Note.”
               (m) Schedules 4.1(c), 4.6(a), 4.6(b), 4.6(c), 4.12, 4.17, 4.30(b) and 5.1 to the Credit Agreement are each hereby amended in their entirety and replaced with the corresponding Schedules attached hereto as Exhibit B.
          3. Waiver of Designated Events of Default. Anything in the Credit Agreement to the contrary notwithstanding, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 4 hereof, Agent and Lenders hereby (i) waive the Designated Events of Default; provided, however, nothing herein, nor any communications among Parent, any Borrower, any Guarantor, Agent, or any Lender, shall be deemed a waiver with respect to any Events of Default, other than the Designated Events of Default, or any future failure of Parent, any Borrower or any Guarantor to comply fully with any provision of the Credit Agreement or any provision of any other Loan Document, and in no event shall this waiver be deemed to be a waiver of enforcement of any of Agent’s or Lenders’ rights or remedies under the Credit Agreement and the other Loan Documents, at law (including under the Code), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 9.1 of the Credit Agreement, with respect to any other Defaults or Events of Default now existing or hereafter arising. Except as expressly provided herein, Agent and each Lender hereby reserves and preserves all of its rights and remedies against Parent, any Borrower and any Guarantor under the Credit Agreement and the other Loan Documents, at law (including under the Code), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 9.1 of the Credit Agreement.
          4. Conditions Precedent to Amendment. The satisfaction or waiver of each of the following shall constitute conditions precedent to the effectiveness of this Amendment:
               (a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

               (b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit C, duly executed and delivered by an authorized official of each Guarantor.
               (c) Agent shall have received the following: (i) a joinder to the Guaranty and a supplement to the Security Agreement, together with appropriate financing statements, all in form and substance reasonably satisfactory to Agent and duly executed and delivered by Skechers RB, in satisfaction of the requirements set forth in Section 5.11(a) of the Credit Agreement; (ii) a certificate from the Secretary of Skechers RB (A) attesting to the resolutions of Skecher RB’s board of directors authorizing its execution, delivery, and performance of the Loan Documents to which Skechers RB is a party, (B) authorizing specific officers of Skechers RG to execute the same, and (C) attesting to the incumbency and signatures of such specific officers of Skechers RB; and (iii) copies of Skechers RB’s Governing Documents, as amended, modified, or supplemented to the Second Amendment Date, certified by the Secretary of Skechers RB, and a certificate of status with respect to Skechers RB, dated within 10 Business Days of the Second Amendment Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Skechers RB, which certificate shall indicate that Skechers RB is in good standing in such jurisdiction.
               (d) Agent shall have received copies of each of (i) the Skechers/HF JV LLC Agreement, (ii) that certain Amendment to Lease, dated December 18, 2009, between HF Logistics, as landlord, and Parent, as tenant, and (iii) any other documents executed in connection therewith, duly executed and delivered by each party thereto, as in effect on the Second Amendment Date, which documents shall be in full force and effect, together with a certificate of the Secretary of Parent certifying each such document as being a true, correct, and complete copy thereof.
               (e) After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
               (f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor, Agent, or any Lender.
               (g) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.
          5. Representations and Warranties. Each of Parent and each Borrower hereby represents and warrants to Agent and the Lenders as follows:
               (a) It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified reasonably could be expected to result in a Material Adverse Change, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business in all material respects as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

               (b) The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary action on the part of such Borrower or Parent, as the case may be and (ii) do not and will not (A) violate any material provision of federal, state or local law or regulation applicable to it or its Subsidiaries, the Governing Documents of it or its Subsidiaries, or any order, judgment or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of it or its Subsidiaries, except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Borrower or any Guarantor, other than Permitted Liens, or (D) require any approval of any Borrower’s or any Guarantor’s interestholders or any approval or consent of any Person under any Material Contract of any Borrower or any Guarantor, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.
               (c) No registration with, consent, or approval of, or notice to, or other action by, any Governmental Authority, other than registrations, consents approvals, notices, or other actions that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, as of the Closing Date, is required in connection with the due execution, delivery and performance by it of this Amendment or any other Loan Document to which it is or will be a party.
               (d) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
               (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower, any Guarantor, or any member of the Lender Group.
               (f) No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment, and no condition exists which constitutes a Default or an Event of Default.
               (g) The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are true, correct, and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
               (h) This Amendment has been entered into without force or duress, of the free will of each of Parent and each Borrower, and the decision of each of Parent and each Borrower to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of each decision.

               (i) It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.
          6. Release by Each Borrower and Each Guarantor.
               (a) Effective on the date hereof, each Borrower and each Guarantor, for itself and on behalf of its successors and assigns, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Agent and each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lenders would be liable if such persons or entities were found to be liable to such Borrower or such Guarantor (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims (provided that, future claims are hereby waived, released, remised and forever discharged solely to the extent such future claims relate, directly or indirectly, to acts or omissions that occurred on or prior to the date of this Amendment), suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Borrower or such Guarantor ever had from the beginning of the world, now has, or might hereafter (provided, that, claims that might arise hereafter are hereby waived, released, remised and forever discharged solely to the extent such claims relate, directly or indirectly, to acts or omissions that occurred on or prior to the date of this Amendment) have against any such Releasee which relates, directly or indirectly, to any acts or omissions of any such Releasee that occurred on or prior to the date of this Amendment, which relate directly or indirectly, to the Credit Agreement, any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents. As to each and every Claim released hereunder, each Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:
          “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”
          As to each and every Claim released hereunder, each Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.
          Each Borrower and each Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
               (b) Each Borrower and each Guarantor, for itself and on behalf of its successors and assigns, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Person pursuant to the above release. Each Borrower and each Guarantor further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If each Borrower and each Guarantor or any of its respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.
          7. Choice of Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7.
          TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
          8. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification is made in accordance with the terms and provisions of Section 14.1 of the Credit Agreement.

          9. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
          10. Expenses. Each Borrower shall pay to the Agent and the Lenders all costs, all out-of-pocket expenses, and all fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment any documents and instruments relating thereto. In addition thereto, each Borrower agrees to reimburse Agent and the Lenders on demand for its costs arising out of this Amendment and all documents or instruments relating hereto (which costs may include the reasonable fees and expenses of any attorneys retained by Agent or any Lender).
          11. Effect on Loan Documents.
               (a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents (except as expressly stated herein), and shall not operate as a consent to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate as a waiver (except as expressly stated herein) of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments and waivers set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default (other than the Designated Event of Default). To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.
               (b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
               (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
               (d) This Amendment is a Loan Document.

               (e) Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.
          12. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
          13. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
          14. Reaffirmation of Obligations. Each of Parent and each Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. Each of Parent and each Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of the Lender Group and Bank Product Providers, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain Collateral for such obligations from and after the date hereof.
          15. Ratification. Each of Parent and each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.
          16. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[signature pages follow]

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

SKECHERS U.S.A., INC., a Delaware corporation, as Parent and as a Borrower
By:	/s/ David Weinberg
	Name:	David Weinberg
	Title:	Chief Operating Officer

SKECHERS U.S.A., INC. II, a Delaware corporation, as a Borrower
By:	/s/ David Weinberg
	Name:	David Weinberg
	Title:	Chief Financial Officer

SKECHERS BY MAIL, INC., a Delaware corporation, as a Borrower
By:	/s/ David Weinberg
	Name:	David Weinberg
	Title:	Chief Financial Officer

310 GLOBAL BRANDS, INC., a Delaware corporation, as a Borrower
By:	/s/ David Weinberg
	Name:	David Weinberg
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND WAIVER)

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent and as a Lender
By:	/s/ Rina Shinoda
	Name:	Rina Shinoda
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND WAIVER]

BANK OF AMERICA, NA., as a Lender
By:	/s/ Stephen King
	Name:	Stephen King
	Title:	SVP

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND WAIVER]

PNC BANK, N.A., as a Lender
By:	/s/ ROBIN L. ARRIOLA
	Name:	ROBIN L. ARRIOLA
	Title:	VICE PRESIDENT

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND WAIVER]

UNION BANK, N.A, as a Lender
By:	/s/ PETER EHLINGER
	Name:	PETER EHLINGER
	Title:	VICE PRESIDENT

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND WAIVER]

HSBC BUSINESS CREDIT (USA) INC., as a Lender
By:	/s/ Kysha A. Pierre-Louis
	Name:	Kysha A. Pieree-Louis
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND WAIVER]

CIT BANK, as a Lender
By:	/s/ Benjamin Haslam
	Name:	Benjamin Haslam
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND WAIVER]

CAPITAL ONE LEVERAGE FINANCE CORPORATION, as a Lender
By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND WAIVER]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Wayne G. Elliott
	Name:	Wayne Glen Elliott
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND WAIVER]

EXHIBIT A
Designated Events of Default
1.	an Event of Default under Section 8.2(a) of the Credit Agreement which may have occurred as a result of Parent’s failure to comply with the requirements of Section 5.11(a) of the Credit Agreement in connection with the formation of Skechers RB and the Skechers/HF JV Entity

2.	an Event of Default under Section 8.2(a) of the Credit Agreement which may have occurred as a result of Parent’s failure to provide Agent with copies of new Material Contracts (including the Skechers/HF JV LLC Agreement), and amendments to existing Material Contracts (including the Amendment to Lease Agreement, dated December 18, 2009 (the “Distribution Facility Lease Amendment”), with respect to the Distribution Facility Lease), in connection with the formation of the Skechers/HF JV Entity and the transactions contemplated by the Skechers/HF LLC Agreement, at the time specified for delivery of such copies in Section 5.14 of the Credit Agreement

3.	an Event of Default under Section 8.2(a) of the Credit Agreement which may have occurred as a result of Parent’s failure to comply with Section 6.1 and Section 6.2 of the Credit Agreement caused by the execution of Distribution Facility Lease Amendment and the resulting existence of Capitalized Lease Obligations under the Distribution Facility Lease, and Liens securing such Capitalized Lease Obligations, in excess of amounts permitted under the definitions of Permitted Indebtedness and Permitted Liens

4.	an Event of Default under Section 8.2(a) of the Credit Agreement which may have occurred as a result of Parent’s failure to comply with Section 6.7(b) of the Credit Agreement in connection with the execution and delivery of certain Material Contracts, and the amendment of certain existing Material Contracts (including the Distribution Facility Lease Amendment), in connection with the formation of the Skechers/HF JV Entity

5.	an Event of Default under Section 8.2(a) of the Credit Agreement which may have occurred as a result of the making of Investments by Parent and Skechers RB in the Skechers/HF JV Entity which were not permitted by Section 6.11 of the Credit Agreement

6.	an Event of Default under Section 8.2(c) of the Credit Agreement which has occurred as a result of Borrower’s failure to deliver Collateral Access Agreements with respect to new retail store locations opened between June 30, 2009 and the Second Amendment Date as required by Section 5.15 of the Credit Agreement

7.	an Event of Default under Section 8.2(d) of the Credit Agreement which may have occurred as a result of Parent’s failure to comply with Section 5.9 of the Credit Agreement arising from the Parent’s obligation under the Distribution Facility Lease to comply with the terms of a certain settlement agreement entered into by the lessor under the Distribution Facility Lease in settlement of certain pending litigation with the Sierra Club, entitled Sierra Club, a California not-for-profit corporation v. City of Moreno Valley, Riverside County, California Superior Court Case No. RIC519566 (the “Sierra Club Settlement Agreement”), in connection with Parent’s lease and operation of the Rancho Belago Distribution Facility

8.	an Event of Default under Section 8.8 of the Credit Agreement which may have occurred as a result of the representations and warranties set forth in Sections 4.1(c), 4.5, 4.6, 4.12 and 4.17 being incorrect when made or deemed made as a result of (i) the formation of Skechers RB, the Skechers/HF JV Entity and Skechers Guangzhou Co. Ltd., a Chinese company, (ii) the execution and delivery of certain new Material Contracts and amendments to certain existing Material Contracts in connection with the formation of the Skechers/HF JV Entity and the execution and delivery of the Skechers/HF JV LLC Agreement and Parent’s entering into of the transactions contemplated thereunder, (iii) the making of certain Investments by Parent in the Skechers/HF JV Entity prior to the Second Amendment Date, and (iv) the existence of Parent’s obligations in respect of the Sierra Club Settlement Agreement

EXHIBIT B
Schedules
[See attached]

Schedule 5.1
     Deliver to Agent, with sufficient copies for the Lenders, each of the financial statements, reports, or other items set forth below at the following times in form reasonably satisfactory to Agent:

as soon as available, but in any event within 30 days (or, in the case of any month that is also the end of a fiscal quarter, 45 days) after the end of each month during each of Parent’s fiscal years,	(a) an unaudited consolidated and consolidating balance sheet, income statement, and statement of cash flow (which statements of cash flow are not required to be prepared in accordance with GAAP) covering Parent’s, its Subsidiaries’ and the Skechers/HF JV Entity’s operations for such period and for the period commencing at the end of the immediately preceding fiscal year and ending with the end of such month, and a report comparing the figures in such financial statements with the figures in Parent’s Projections for the corresponding periods and the figures for the corresponding periods of the immediately preceding fiscal year, and

(b) a Compliance Certificate.

as soon as available, but in any event within 90 days after the end of each of Parent’s fiscal years,	(c) consolidated and consolidating financial statements of Parent, its Subsidiaries and the Skechers/HF JV Entity for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications (including any (i) “going concern” or like qualification or exception, (ii) qualification or exception as to the scope of such audit, or (iii) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7 of the Agreement), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants’ letter to management), and

(d) a Compliance Certificate.

as soon as available, but in any event within 30 days prior to the start of each of Parent’s fiscal years,	(e) copies of Parent’s Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its Permitted Discretion, for the forthcoming 3 years, year by year, and for the forthcoming fiscal year, month by month, certified by the chief financial officer of Parent as being such officer’s good faith estimate of the financial performance of Parent, its Subsidiaries and the Skechers/HF JV Entity during the period covered thereby.

if and when filed or provided,	(f) Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports filed by Parent,

(g) any other filings made by Parent or any Borrower with the SEC, and

(h) any other information that is provided by Parent to its shareholders generally.

promptly, but in any event within 5 days after a Borrower has Knowledge of any event or condition that constitutes a Default or an Event of Default,	(i) notice of such event or condition and a statement of the curative action that the Borrowers propose to take with respect thereto.

promptly after the commencement thereof, but in any event within 5 days after the service of process with respect thereto on Parent or any of its Subsidiaries,	(j) notice of all actions, suits, or proceedings brought by or against Parent or any of its Subsidiaries before any Governmental Authority which reasonably could be expected to result in a Material Adverse Change.

promptly after receipt thereof by Parent or any of its Subsidiaries,	(k) copies of all material financial information received by Parent or any of its Subsidiaries in respect of the Skechers/HF JV Entity and copies of all information received by Parent or any of its Subsidiaries regarding any material deviations from the projected timing and budget for completion of the distribution facility contemplated under the Skechers/HF JV LLC Agreement (as in effect on the Second Amendment Date).

upon the request of Agent,	(l) any other information reasonably requested relating to the financial condition of Parent or its Subsidiaries.

EXHIBIT C
REAFFIRMATION AND CONSENT
     All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Credit Agreement dated as of June 30, 2009, as amended by that certain Amendment Number One to Credit Agreement and Waiver dated as of November 5, 2009 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with Parent and each other Subsidiary that becomes and party thereto after the date thereof in accordance with the terms thereof, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), a Delaware limited liability company, as a joint lead arranger and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), BANK OF AMERICA, N.A. (“BOA”), as syndication agent, and BANC OF AMERICA SECURITIES LLC (“BOAS”), as a joint lead arranger, as amended by that certain Amendment Number Two to Credit Agreement and Waiver, dated as of March 4, 2010 (the “Amendment”), by and among the Borrowers, the Lenders signatory thereto, and Agent. The undersigned Guarantors each hereby (a) represents and warrants to Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent (i) are within its powers, (ii) have been duly authorized by all necessary action, (iii) do not and will not violate of any material provisions of federal, state, or local law or regulation applicable to it or its Subsidiaries or of the terms of its Governing Documents, or any order, judgment, or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (iv) do not and will not in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Guarantor except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (v) do not and will not result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Guarantor, other than Permitted Liens, and (vi) do not and will not require any approval of its interestholders or any approval or consent of any Person under any Material Contract of such Guarantor, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change; (b) consents to the amendment of the Credit Agreement as set forth in the Amendment and any waivers granted therein, including, without limitation, and agrees to the terms of the release granted in Section 6 thereof; (c) acknowledges and reaffirms its obligations owing to Agent and the Lenders under any Loan Document to which it is a party; (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect; and (e) ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of the Lender Group and the Bank Product Providers, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain Collateral for such obligations from and after the date hereof. Although each of the undersigned has been informed of the matters set forth herein and in the Amendment and has acknowledged and agreed to same, they each understand that neither any Agent nor any Lender has any obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this

Reaffirmation and Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent.
     This Reaffirmation and Consent is a Loan Document.
     THE VALIDITY OF THIS REAFFIRMATION AND CONSENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[signature page follows]

     IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

SKECHERS COLLECTION, LLC, a California limited liability company

By:	SKECHERS U.S.A., INC, Its sole member and manager

By:	/s/ David Weinberg
Name: David Weinberg
Title: Chief Operating Officer

SKECHERS SPORT, LLC, a California limited liability company

By:	SKECHERS U.S.A., INC, Its sole member and manager

By:	/s/ David Weinberg

Name: David Weinberg
Title: Chief Operating Officer

DUNCAN INVESTMENTS, LLC, a California limited liability company

By:	SKECHERS U.S.A., INC, Its sole member and manager

By:	/s/ David Weinberg

Name: David Weinberg
Title: Chief Operating Officer

SEPULVEDA BLVD. PROPERTIES, LLC, a California limited liability company

By:	SKECHERS U.S.A., INC, Its sole member and manager

By:	/s/ David Weinberg

Name: David Weinberg
Title: Chief Operating Officer
[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT]

SKX ILLINOIS LLC, an Illinois limited liability company

By:	SKECHERS U.S.A., INC, Its sole member and manager

By:	/s/ David Weinberg
Name: David Weinberg
Title: Chief Operating Officer
[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT]

Schedule 4.30(b)
Locations of Inventory and Equipment
Domestic warehouse locations
The following warehouse locations are all leased by Skechers U.S.A., Inc. from third parties with the exception of 1670 Champagne Avenue, which is leased from Yale Investments, LLC.
1.	4100 East Mission Blvd., Ontario, CA 91761

2.	1670 Champagne Ave., Ontario, CA 91761

3.	1661 S. Vintage Ave., Ontario, CA 91761

4.	1777 S. Vintage Ave., Ontario, CA 91761

5.	2120 S. Archibald Ave., Ontario, CA 91761
Domestic retail store locations
See attached list of domestic stores, which includes five stores (nos. 291, 294, 295, 307 and 308)
that are expected to open within the next month. All of the domestic retail store locations are leased by Skechers U.S.A., Inc.

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
1	C	2,200	Manhattan Beach	1121 Manhattan Ave	Manhattan Beach	CA	90268	310.318.3116	310.406.2946	6/1/95	2/15/15

2	WHS	10,140	Gardena	19000 S. Vermont Avenue	Gardena	CA	90248	310.327.4600	310.327.5274	9/1/95	8/31/10

4R	OTL	4,490	Camarillo Promenade	620 Ventura Blvd., #1311	Camarillo	CA	93010	805.388.1029	805.388.9603	4/23/09	1/31/20

6	C	1,531	Galleria at South Bay	1815 Hawthorne Blvd., #112	Redondo Beach	CA	90278	310.370.7769	310.370.0490	6/1/96	6/30/16

6	OTL	2,768	Ontario Mills Outlet Mall	1 Mills Circle, #202	Ontario	CA	91764	909.484.8733	909.484.8525	11/1/96	1/31/17

7	OTL	2,375	Gllroy Premium Outlets	8300 Arroyo Circle, #B050	Gllroy	CA	95020	408.847.6485	408.847.6885	3/28/97	3/31/17

9	C	3,422	Sunvalley Mall	129B Sunvalley Mall, #E206	Concord	CA	94520	925.691.5877	925.691.5878	7/1/97	1/31/11

10R	OTL	4,001	Arizona Mills	5000 Arizona Mills Circle, #250	Tempe	AZ	85282	480.755.7888	480.755.1261	6/28/07	4/30/17

11	OTL	2,300	Woodbury Common Premium Outlets	877 Grapevine Court	Central Valley	NY	10917	846.928.1459	845.928.1456	3/27/98	1/31/19

12	C	1,562	Garden State Plaza	1 Garden State Plaza, #1230	Paramus	NJ	07652	201.281.4128	201.291.4134	8/15/97	1/31/18

16R	OTL	6,000	Tanger Outlet. Riverhead II	Long Island Expressway, Exlt 73 Tanger Drive, Space #1209	Riverhead	NY	11901	631.369.5525	631.369.3906	8/7/03	1/31/13

18R	C	3,108	Beverly Center	8500 Beverly Blvd., #643	Los Angeles	CA	90048	310.552.5185	310.662.5037	4/30/03	1/31/13

19	OTL	3,197	Mllpitas Mills	498 Great Mall Drive	Mllpitas	CA	95035	408.719.8165	408.719.8255	4/1/98	4/30/15

21R	C	2,019	Irvine Spectrum	71 Fortune Drive, #852	Irvine	CA	92618	949.450.0994	949.450.0995	5/1/08	4/30/18

22	C	2,093	The Block at Orange	20 City Blvd. J3, Space #312	Orange	CA	92868	714.978.2951	714.939,6979	11/19/98	1/31/19

23	WHS	11,000	Tarzana	18143 Ventura Blvd.	Tarzana	CA	91356	818.345.1024	818.345.0662	5/1/98	1/31/13

25	OTL	3,000	Wrentham Village Premium Outlets	1 Premium Outlets Blvd., #165	Wrentham	MA	02093	508.384.8001	508.384.1418	5/22/98	5/31/15

26	WHS	5,600	Anahelm	1195 N. State College Blvd.	Anahelm	CA	92806	714.956.2477	714.956.2506	8/1/98	7/31/13

STORE NO.	STORE TYPE	SO.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
27	WHS	9,110	Van Nuys	6426 Van Nuys Blvd.	Van Nuys	CA	91401	818.989.2189	818.989.2171	6/1/98	6/25/13

28	OTL	1,898	Waikele Premium Outlets	94-792 Lumaina Street, Bldg. 2, #213	Waipahu	HI	96797	808.880.9711	808.680.9239	7/23/98	7/31/15

29R	C	1,972	Bridgewater Commons	400 Commons Way, #3476	Bridgewater	NJ	08807	908.685.5808	908.252.1779	11/21/08	9/30/18

30	OTL	3,166	Fashion Outlets	32100 Las Vegas Bivd., #432	Primm	NV	89019	702.874.1890	702.874.1895	7/15/98	1/31/19

31R	C	3,194	The Oaks	332W. Hillcrest Drive, #LOO5	Thousand Oaks	CA	91360	805.557.0166	805.557.0266	6/27/08	6/30/18

32	C	1,995	Bayside Marketplace	401 Biscayne Blvd., #225O	Miami	FL	33132	305.358.3583	305.358.8790	10/1/98	7/31/10

36	OTL	2,970	Dolphin Mall	11401 N.W. 12th Street, #121	Miami	FL	33172	305.591.2667	305.591.3017	3/3/01	2/28/19

38	C	1,982	Glendale Galleria	2234 Glendale Galleria	Glendale	CA	91210	818.543..0741	818.543.0744	9/1/98	1/31/11

40	WHS	7,100	San Diego	4475 Mission Blvd., Space #A	San Diego	CA	92109	858.581.6010	858.581.6222	12/1/98	1/31/12

41	OTL	4,073	Katy Mills	28500 Katy Freeway, #671	Katy	TX	77494	281.644.6500	281.644.6501	10/28/99	1/31/15

42	OTL	3,846	Concord Mills	8111 Concord Mills Blvd., #694	Concord	NC	28027	704.979.8333	704.979.8330	9/16/99	1/31/18

43	C	4,261	Universal City Walk	1000 Universal Center Dr., #V118	Universal City	CA	91608	818.762.9688	818.762.9317	3/25/00	3/16/15

44	WHS	10,317	Norwalk	11033 E. Rosecrans Blvd., Space #A	Norwalk	CA	90650	562.868.7747	582.868.6647	4/1/99	4/22/15

45	WHS	10,400	EI Monte	12017 E. Garvey Avenue, Space #A	El Monte	CA	91733	626.454.3600	626.454.3657	10/1/99	1/31/16

46	OTL	2,912	Jersey Gardens Metro Mall	651 Kapkowskl Blvd., #2061	Elizabeth	NJ	07201	908.820.8825	908.820.8826	12/4/99	1/31/20

47	OTL	3,682	Opry Mills	428 Opry Mills Drive, #230	Nashville	TN	37214	615.614.6700	615.514.6701	5/14/00	1/31/11

48	C	4,724	New York	140 W. 34th Street	New York	NY	10001	646.473.0490	646.473.0491	6/4/00	6/30/17

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP.DATE
49	OTL	3,817	Orlando Premium Outlets	8200 Vineland Ave., #1229	Orlando	FL	32821	407.477.0029	407.477.0031	6/8/00	1/31/20

50	OTL	4,267	Arundel Mills	7000 Arundel Mills Circle	Hanover	MD	21076	443.755.888	443.755.8885	11/17/00	1/31/11

51	OTL	9,000	Las Americas	4345 Camino de la Plaza, #330	San Diego	CA	92173	619.934.7340	619.934.7342	11/15/01	11/30/13

52	OTL	3,792	Franklin Mills	1701 Franklin Mills Circle, #202	Philadelphia	PA	19164	215.501.0710	215.501.0713	7/26/01	1/31/12

53	OTL	2,011	Desert Hills Premium Outlets	48400 Seminole Drive, #408	Cabazon	CA	92230	951.922.9301	951.922.0852	6/29/00	6/31/15

54	WHS	8,932	Westhelmer Square Center	6518 Westhelmer Road	Houston	TX	77057	713.977.1174	713.977.186	8/2/02	1/31/13

55	OTL	2,389	Folsom Premium Outlets	13000 Folsom Blvd., #1215	Folsom	CA	95630	916.608.2209	916.608.2216	8/17/00	7/31/10

56	WHS	9,596	Huntington Park	6202 Pacific Blvd.	Huntington Park	CA	90255	323.682.3293	323.682.0523	2/10/01	2/28/11

57	WHS	12,000	Halleah	3301 W. Okeechobee Road	Hialeah	FL	33012	305.817.1970	305.817.1969	11/19/00	1/31/11

58	WHS	7,200	San Francisco	2600 Mission Street	San Francisco	CA	94110	415.401.6211	415.401.6216	12/17/00	12/31/10

59	WHS	10,000	Houston	8460 Gulf Freeway	Houston	TX	77017	713.847.9327	713.847.9236	12/17/00	6/30/11

60	WHS	12,669	Leon Valley	5751 N.W. Loop 410	Leon	TX	78238	210.256.216	210.256.2161	2/8/01	3/31/15

61	WHS	10,400	The Edgewood Center	422 S. Azusa Avenue	Azusa	CA	91702	626.812.0693	626.815.2553	5/23/02	5/31/12

63	OTL	3,783	Grapevine Mills	3000 Grapevine Mills Parkway, Space #G	Grapevine	TX	76051	972.539.3117	972.539.8422	6/10/01	1/31/17

64	WHS	10,000	San Antonio	903 S.W. Military Drive	San Antonio	TX	78221	210.927.7664	210.927.7830	6/26/01	6/25/11

65	WHS	8,681	Long Beach	2550 Long Beach Blvd.	Long Beach	CA	90806	862.490.2504	562.490.2505	6/18/01	6/30/11

66	WHS	9,900	Waterford Lakes Town Center	517 N. Alafaya Trail	Orlando	FL	32828	407.207.1239	407.207.2136	3/22/01	3/31/11

67	OTL	3,389	Discover Mills	5900 Sugarloaf Parkway, #225	Lawrenceville	GA	30043	678.847.6155	678.847.5157	11/2/01	1/31/12

STORE NO.	STORE TYPE	SQ. FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
68	WHS	7,910	Snapper Creek	7174-7186 S.W.117thAve.	Mlami	FL	33183	305.270.1792	305.270.8508	3/24/01	9/30/12

69	WHS	9,853	Mlami Gateway	805,825 N.W.167thStreet	Mlami	FL	33169	306.627.0635	306.627.0536	7/26/01	1/31/12

70	C	3,858	Woodfield Mall	G.308 Woodfield Shopping center	Schaumburg	IL	60173	847.413.0211	847.413.0211	11/1/01	1/31/11

71	C	3,200	The Shops at Willow Bend	6121 West Park Blvd.,#B116	Plano	TX	75093	469.366.0149	469.388.0181	8/3/01	1/31/11

72	C	3,416	London. SHECHERS USA, LTD	291A & 291C Oxford Street	London	England	W1C 2DT	44.207.4097.087	44.207.4099.341	3/1/01	10/3/11

73	C	3,467	Paris. SKECHERS USA FRANCE SAS	16.18 Rue Berger	Paris	France	75001	33.142.367.225	33.142.367.245	5/17/01	7/31/17

74	C	2,476	CentrO’Mall SKECHERS USA Deutschland GmgH	Neue Mitte, Space #B018	Oberhausen	Germany	46047	49.208.8106.155	49.208.8106.151	3/15/01	3/31/11

75	OTL	3,583	Colorado Mills	14500W.ColfaxAvenue,#259	Lakewood	CO	80401	720.497.0141	720.497.0143	11/14/02	1/31/13

77	C	3,750	Third Street Promenade	1343 3rd Street Promenade	Santa Monica	CA	90401	310.899.0151	310.899.9840	8/17/01	5/31/21

78	OTL	5,282	Belz Canovanaa	18400 State Rd. #3, Space #051	Canovanas	PR	00729	787.886.0505	787.886.0515	8/16/01	8/31/11

79	OTL	5,000	Las Vegas Outlet Center	7400 Las Vegas Blvd.,South, #241	LasVegas.	NV	89123	702.492.0592	702.492.0594	7/25/01	7/31/11

80	OTL	3,500	Tanger Outlet. San Marcos	4015 Interstate 35 South, #1070	San Marcos	TX	78666	612.363.4046	512.363.4012	7/14/01	7/31/11

81	C	1,800	Partridge Creek	17420 Hall Road, #142	Clinton Township	MI	48038	586.228.0804	586.228.0809	10/18/07	1/31/17

82	OTL	4,585	Tanger Outlet. Lancaster	201 Stanley K.Tanger Blvd.	Lancastar	PA	17602	717.393.2897	717.393.4791	11/21/01	11/30/11

83	WHS	9,666	Los Angeles	5191 Whittler Boulevard	Los Angales	CA	90022	323.264.4700	323.264.4746	12/19/01	12/31/11

84	WHS	13,305	EI Cerrito	5805 Cutting Blvd.	EI cerrito	CA	94530	510.235.1123	510.235.1218	9/20/01	4/30/13

86	OTL	3,500	Tanger Outlet Center Kittery II	360 US Route 1, Unit101	Kittery	ME	03904	207.439.0566	207.439.3049	6/20/03	5/31/13

87	C	2,400	Twelve Oaks	27500 Novi Road, #126	Novi	MI	48377	248.380.7020	248.380.7224	9/28/07	1/31/17

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
88	OTL	6,000	Queens Place	88.01 Queens Blvd., #121	Queens Center	NY	11373	718.699.2773	718.699.0683	11/2/01	9/30/11

89	OTL	3,511	Sun Valley Factory Shoppes	7051 S. Desert Blvd., #A-145	Canutillo	TX	79835	915.877.2002	915.877.2086	10/10/07	10/31/12

90	C	2,995	The Plaza at the King of Prussia	160 North Gulph Road, #2057	King of Prussia	PA	19406	610.337.7366	610.337.7822	11/15/01	3/31/16

91	WHS	10,512	Fresno	86 E. Shaw Avenue	Fresno	CA	93710	559.221.0399	559.221.0699	5/3/02	5/31/12

92	C	3,707	Mall of America	214 North Garden	Bloomington	MN	55425	952.854.3000	952.854.8515	7/19/02	7/31/12

93	OTL	3,414	Carlsbad Premium Outlets	5610 Paseo Del Norte, #105	Carlsbad	CA	92008	760.918.0040	760.918.0057	5/16/02	5/31/12

94	OTL	3,500	Tanger Outlet Center Wisconsin Dells	210 Gasser Road, #1030	Baraboo	WI	53913	608.253.2024	608.253.2025	7/28/06	7/31/11

95	C	3,019	Florida Mall	8001 S. Orange Blossom Trail, #312	Orlando	FL	32809	407.851.0900	407.851.6773	8/22/02	1/31/13

96	OTL	4,527	Tanger Outlet, Myrtle Beach	10827 Kings Road, #895	N. Myrtle Beach	SC	29572	843.449.7473	843.449.6684	6/28/02	6/30/12

97	WHS	8,000	Washington Square	4801 W. North Ave.	Chicago	IL	60639	773.489.9901	773.489.9902	3/13/03	5/31/13

99	OTL	4,550	Steinway Street	31.01 Steinway Street	Astoria	NY	11103	718.204.0040	718.204.2583	4/11/02	1/31/12

100	C	6,372	Times Square, Reuters Building	3 Times Square	New York	NY	10036	212.869.9550	212.869.9548	1/11/03	8/31/12

102	WHS	8,000	El Paso	6100 Montana Avenue, Suite A	El Paso	TX	79925	915.774.0002	915.774.0026	3/6/03	4/30/13

103	C	2,781	Houston Galleria II	5085 Westheimer, #B3615	Houston	TX	77056	713.623.8660	713.623.0784	6/27/03	1/31/14

104	C	3,165	Tyson’s Corner	1961 Chain Bridge Rd., Space #D12L	McLean	VA	22101	703.790.5520	703.790.5542	10/4/02	10/31/12

105	C	2,650	The Trafford Centre	153 Regent Crescent Unit 59	Manchester	England	M17 8AA	01.61.749.9742	01.61.749.9743	11/18/02	11/17/17

107	C	3,247	Ala Moana Shopping Center	1450 Ala Moana Blvd, #2033	Honolulu	HI	96814	808.941.0660	808.941.664	10/4/02	1/31/12

109	C	3,358	Toronto Eaton Centre	220 Yonge Street, Space A.043	Toronto	Canada	M5B 2H1	416.351.9449	416.351.9229	11/21/02	10/31/12

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
111	OTL	3,001	Prime Outlets at Grove City	Grove City Factory Shops #1020 1911 Leesburg-Grove City Road	Grove City	PA	16127	724.748.3647	724.748.4674	11/14/02	11/30/12

112	C	2,846	Roosevelt Fields	630 Old Country Road, #1064	Garden City	NY	11530	516.873.7267	516.873.8028	1/13/03	1/31/13

113	WHS	7,200	McLendon Plaza	10255 N. Freeway #F	Houston	TX	77037	281.988.5796	281.999.0317	5/1/03	4/30/14

114	OTL	3,155	Las Vegas Premium Outlet	905 S. Grand Central Parkway, #1720	Las Vegas	NV	89106	702.383.4081	702.383.4063	8/1/03	7/31/13

115	C	3,600	Bull Ring	Unit SU722 Upper Mall East, The Bull Ring	Birmingham	England	B5 4BF	44.0121.643.5686		8/4/03	8/3/18

116	C	2,500	Town Center at Boca Raton	6000 Glades Rd. #1131	Boca Raton	FL	33431	561.368.1622	561.368.1760	2/13/03	2/28/13

117	OTL	3,200	Cheshire Oaks Outlet	Cheshire Oaks Outlet Village, Block A Unit 36 Klnsey Road, SOUTH WIRRAL Ellesmere Port	Merseyside	England	CH65 9JJ	44.0151.358.8105		7/17/03	5/21/13

119	WHS	11,250	Southgate Mall	4260 Florin Rd., Unit B103	Sacramento	CA	95823	916.424.8783	916.424.8744	6/20/03	4/30/13

120	WHS	10,251	Pavillions at San Mateo	4900 Cutler Ave. NE Space #E1	Albuquerque	NM	87110	505.884.1191	505.884.8077	5/29/03	5/31/13

121	OTL	3,894	Tanger Outlet Center Five Oaks	1645 Parkway, #1390	Seviervllie	TN	37862	865.453.9911	865.453.9916	8/14/03	7/31/13

122	WHS	8,196	Pine Trail Square Mall	1951 A North Military Trail	West Palm Beach	FL	33409	581.881.6831	581.881.8841	8/7/03	8/31/13

123	OTL	3,200	Jackson Outlet Village	537 Monmouth Road, Suite 116A, Space 142	Jackson	NJ	08527	732.928.3636	732.928.6906	11/20/03	5/31/13

124	OTL	3,000	St. Augustine Outlet Center	2700 State Road 16, #813	St. Augustine	FL	32092	904.819.9376	904.819.9381	7/17/03	7/31/13

125	OTL	3,718	Carolina Premium Outlets	1025 Industrial Park Drive, #740	Smithfield	NC	27577	919.989.2133	919.989.3014	6/21/03	6/30/13

126	C	2,486	Fashion Show Las Vegas	3200 Las Vegas Boulevard, South, #1240	Las Vegas	NV	89109	702.696.9906	702.696.1247	11/15/03	1/31/14

127	C	3,276	Amsterdam	Kalverstraat 153.155	Holland	Netherlands	1012 XB	31 20 528 7272	31205285011	1/15/03	1/14/13

128	C	3,197	Skechers USA	C.C. Xanadu —Local 340 Autovia A5, KM 23,500 28939 Arroyomollnos	Madrid	Spain		34 91 647 9771	34 91 647 9776	2/1/03	5/15/13

129	WHS	8,624	Clearwater Mall	2663 Gulf To Bay Blvd., #910	Clearwater	FL	33759	727.791.4048	727.726.6092	10/30/03	10/31/13

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP.DATE
130	OTL	3,500	Tanger Outlet Center Charieston	4840 Tanger Outlet Blvd, #501	Charieston	SC	29418	843,554,8175	843.554.8177	8/4/06	8/31/11

132	WHS	5,512	Aurora City Place	130 S. Abllene St., SM.3	Aurora	CO	80012	303,334.5767	303.367.2552	7/24/03	7/31/13

133	C	2,553	The Corner Mail	417 Washington St.	Boston	MA	02108	617.423.0412	617.423.2575	9/26/03	7/31/13

134	WHS	6,150	Dale Mabry	3804 W.Linebaugh Ave., UPS SHIPMENTS: Use Zip Code 33624	Tampa	FL	33618-8702	813.265.9133	813.960.9385	11/3/03	10/31/13

135	OTL	3,065	Fashion Outlets of Niagara	1900 Milltary Road, #12	Niagara Falls	NY	14304	716.297.5484	716.297.4275	7/31/03	7/31/13

137	OTL	3,100	Vaughan Mills	1Bass Pro Mills Drive, #214 Ontario	Toronto	Canada	L4K5W4	905.760.0101	905.760.8077	6/1/05	5/31/15

138	C	4,005	Dusseldorf	Flingerstrabe 50	Dusseldorf	Germany	40213	49.211.1365686	49.211.1365687	9/9/03	5/31/13

139	OTL	3,380	Silver Sands Factory Stores	10676 Emeraid Coast Parkway West, #139	Destin	FL	32550	850.650.0387	850.650.0951	7/2/03	7/31/13

140	WHS	8,891	North Creek Plaza	7901 San Dario Avenue, Unit A	Lardeo	TX	78045	956.796.1531	956.729.1862	3/1/07	2/29/12

141	OTL	3,399	Potomac Mills	2700 Potomac Mills Circle, #555	Prince William	VA	22192	703.490.5546	703.490.5760	5/28/04	1/31/15

142	OTL	3,748	Sawgrass Mills	12801 West Sunrise Blve., #539	Sunrise	FL	33323	954.838.9337	954-838.0162	7/23/04	1/31/15

143	OTL	3,159	St. Louis Mills	5555 St. Louis Mills Blvd., #532	Hazelwood	MO	63042	314.227.5868	314.227.5870	5/21/04	1/31/15

144	OTL	3,287	Jersey Shore Premium Outlets	1 Premium Outlets Bivd., #221	Tinton Fails	NJ	07753	732.695.1919	732.695.1994	11/13/08	1/31/14

145	OTL	3,214	Seattle Premium Outlets	10600 Qull ceda Blvd., #715	Tulallp	WA	98271	360.716.3886	360.716.3888	5/5/05	5/31/15

146	OTL	3,500	Tanger Outlet Center Foley	2601 S Mckenzie St., #488	fotey	AL	36535	251-943-9101	251-943-9104	11/18/05	11/30/10

147	OTL	4,000	Rehoboth I Tanger Outlets	35000 Midway Outlet Drive, #204	Rehoboth Beach	DE	19971	302.644.6834	302.644.6836	7/1/05	6/30/16

148	OTL	4,000	Locust Grove Tanger Outlet Center	1000 Tanger Drive, #624	Locust Grove	GA	30248	770.288.2011	770.288.2016	8/19/05	8/31/15

149	OTL	3,380	Great Lakes Crossing	Store Address: 4000 Baidwin Road, Shipping Address: 4544 Baldwin Road	Aubum Hills	MI	48326	248.972.0807	248.972.0829	6/8/05	1/31/15

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
150	OTL	2,498	North Georgia Premium Outlets	800 Highway 400 South, #1050	Dawsonville	GA	30534	706.216.1262	706.216.1362	7/15/05	7/31/10

151	OTL	3,168	Clinton Crossing Premium Outlets	20-A Killingworth Tumplke, #410	Clinton	CT	06413	860.664.3833	860.664.3848	8/4/05	7/31/15

152	C	3,045	Bellevue Square	575 Bellevue Square, #240	Bellevue	WA	98004	425.688.7601	426.688.7606	7/29/05	6/30/15

153	OTL	3,350	Tllton	120 Laconia Road, #306	Tllton	NH	03276	603.286.1247	603.286.9314	8/19/05	8/31/10

154	OTL	3,320	Round Rock Premium Outlets	4401 North IH-35, Suite #729	Round Rock	TX	78664	512.8690.3090	512.819.9080	8/3/06	8/31/10

155	C	2,700	Gaslamp	480 5th Avenue, #2-110 and 2-111	San Diego	CA	92101	619.238.0912	619.238.4749	6/29/06	8/31/16

156	C	1,995	Burbank Colleotlon	152 E. Paim Avenue, #214	Burbank	CA	91502	818.524.2108	818.524.2106	2/26/09	1/31/19

157	OTL	3,569	Branson Tanger Outlet Center	300 Tanger Boulevard, #501	Branson	MO	65616	417.339.1304	417,339.1308	8/31/05	8/31/15

158	C	2,012	The Pier at Ceasars	One Atlantic Ocean, #BW-236	Atlantic City	NJ	08401	609.345.7980	609.449.0369	10/19/06	12/31/16

159	C	2,370	Westfield Topanga Plaza	6600 Topanga Canyon Blvd., #43A	Canoga Park	CA	91303	818.887.1827	818.887.5740	3/1/07	6/30/17

160	C	2,360	Vegas Town Square	6605 South Las Vegas Blvd, #B-139	Las Vegas	NV	89119	702.361.8958	702.407.8463	11/14/07	11/30/17

161	C	2,456	North Park Center	2112 NorthPark Center	Dallas	TX	75225	214.360.9303	214.360..9609	4/7/06	4/30/16

162	OTL	4,250	Rio Grande Outlet Center	5001 East Expressway 83, Suite #712	Mercedes	TX	78570	959.595.2011	956.565.2034	11/2/06	11/30/11

163	OTL	3,600	Park City Factory Outlets Tanger	6699 North Landmark Dr.	Park City	UT	84098	436.655.3912	435.655.3917	1/20/06	1/31/11

164	OTL	3,075	Osage Beach Premium Outlets	4540 Highway 54 Space Q1	Osage Beach	MO	65065	573.348.1883	573.348.4425	5/19/06	5/31/11

165	c	2,531	Hollywood & Highland Center	6801 Hollywood Boulevard, #B3-326B	Hollywood	CA	90028	323.382.0108	323.382.0124	6/28/06	4/30/16

166	c	2,700	Summlt Slerra	13986 S Virginia St, #803	Reno	NV	89511	775.853.3330	775.853.3371	10/4/06	10/31/16

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP.DATE
167	C	1,803	Del Amo Fashion Center	3 Del Amo Fashion Center, #83	Torrance	CA	90503	310.793.2474	310.793.2484	9/14106	1/31/17

168	C	2,466	Tempe Market Place	2000 E. Rio Salado Parkway, #1074	Tempe	AZ	85281	480.966.2663	480.966.2664	8/23/07	8/31/17

169	C	2,708	Queens Center Mall	90-15 Queens Blvd, #2008	Elmhurst	NY	11373	718.592.4073	718.592.2418	7/20/06	1/31/17

170	C	2,322	Woodbridge Center	2335 Woodbridge Center	Woodbridge	NJ	07095	732.726.0920	732.726.0938	8/30/06	1/31/17

171	C	2,465	West Edmonton Mall	8882-170 Street Unit R-113, Edmonton	Alberta	Canada	T5T 4M2	780.481.1277	780.481.8012	7/12/06	8/30/16

172	OTL	3,515	Atlantic City Outlets	121 N. Arkansas, #316	Atlantic City	NJ	08401	609.344.2850	609.344.2852	8/30/07	7/31/17

173	OTL	3,500	Prlme Orlando	4967 International Dr., Suite 3A-4.1	Orlando	FL	32819	407.370.2945	407.370.2947	8/11/07	8/31/17

174	C	2,500	Cherry Creek	3000 East First Ave., #134	Denver	CO	80206	303.333.1864	303.333.1871	9/28/06	1/31/16

175	C	2,247	International Plaza	2223 N. West Shore Blvd., #184	Tampa	FL	33607	813.871.5970	813.871.5973	10/05/06	1/31/16

176	C	2,483	Promenade Shops at Dos Lagos	2785 Cabot Drive, #7-145	Corona	CA	92883	951.277.0484	951.277.1255	1/18/07	1/31/17

177	C	2,687	Arrowhead Towne Center	7700 West Arrowhead Towne Center, #1061	Phoenix	AZ	85308	623.979.9040	623.979.9628	10/11/06	10/31/16

178	C	2,184	Tyrone Square	6901 22nd Avenue North, #492A	St. Petersburg	FL	33710	727.345.1061	727.346.3630	12/7/08	1/31/17

179	OTL	3,600	Albertville Premium Outlets	6415 Labeaux Ave NE Space B230	Albertville	MN	55301	763.488.1556	763.488.1557	9/21/06	9/30/11

180	C	2,359	Northshore Mall	210 Andover St. #E125	Peabody	MA	01960	978.531.7019	978.531.7046	4/24/08	1/31/19

181	C	1,735	Mall at Rockingham	99 Rockingham Park Blvd., #E-159	Salem	NH	03079	603.893.1697	603.893.2348	1/10/07	1/31/17

182	C	2,332	Mall of New Hampshire	1500 S. Willow Street, #S-165	Manchester	NH	03103	603.629.9647	603.629.9659	11/29/06	1/31/17

183	C	1,858	Solomon Pond	601 Donald Lynch Blvd., #S-132	Marlborough	MA	01752	508.481.8042	508.481.8627	1/17/07	1/31/17

184	C	2,009	Anahelm Gardenwalk	321 West Katella Ave., #143	Anahelm	CA	92808	714.533.9621	714.533.3779	5/29/08	5/31/18

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP.DATE
185	OTL	3,066	Hilton Head Factory Outlet Center	1414 Fording Island Road, #A130	Bluffton	SC	29910	843.837.2344	843.837.2347	3/15/07	3/31/12

186	OTL	3,500	Gonzales Outlet Center	2210 S. Tanger Blvd., #205	Gonzales	LA	70737	225.644.4555	225.644.3248	11/20/07	11/30/12

187	OTL	3,500	Tanger Outlet Center, Washington, PA	2200 Tanger Blvd., #701	Washington	PA	15301	724.228.8823	724.228.8825	8/29/08	8/31/13

188	WHS	7,087	Valley Plaza Shopping Center	1523 West Main Street, Suite A	El Centro	CA	92243	760.353.8873	760.353.5911	12/7/06	12/31/16

189	C	2,499	Freehold Raceway Mall	3710 Route 9, Space #G-220	Freehold	NJ	07728	732.625.1451	732.625.1458	2/21/07	12/31/16

190	OTL	3,000	Chicago Premium Outlets	1650 Premium Outlets Blvd., #207	Aurora	IL	60502	630.236.1118	630.236.1120	6/21/07	4/30/17

192	OTL	3,302	Prime Outlets at Pleasant Prairie	11211 120th Ave., #579	Pleasant Prairie	WI	53158	262.857.9250	262.857.9470	3/22/07	3/31/17

193	C	1,920	Barton Creek Square	2901 Capital of Texas Highway, #N01C	Austin	TX	78746	512.732.1882	512.732.1821	8/23/07	1/31/18

194	C	1,909	Pheasant Lane Mall	310 Daniel Webster Highway, #W267A	Nashua	NH	03060	603.891.1031	603.891.1045	4/5/07	1/31/18

195	C	2,412	Edison Mall	4125 Cleveland Ave., #1470B	Fort Myers	FL	33901	239.939.4911	239.939.2533	5/24/07	1/31/18

196	OTL	3,000	Leesburg Corner Premium Outlets	241 Fort Evans Road, NE, #1233	Leesburg	VA	20176	703.779.2650	703.779.8497	5/17/07	4/30/17

197	OTL	3,497	Philadelphia Premium Outlets	18 Lightcap Road, #1071	Pottstown	PA	19464	610.326.9733	610.326.9735	11/8/07	11/30/12

198	OTL	3,500	Tanger Outlet Center Barstow	2796 Tanger Way, #350	Barstow	CA	92311	760.253.3707	760.253.3708	12/13/07	12/31/12

199	C	1,992	Arden Fair	1689 Arden Way, #2042	Sacramento	CA	96815	916.925.0980	916.925.8122	5/24/07	5/31/17

200	C	2,658	Aventura Mall	19575 Biscayne Blvd., #1323	Aventura	FL	33180	305.682.9221	305.682.9224	6/28/07	3/31/17

201	C	2,414	Northgate Mall	401 NE Northgate Way, #533C	Seattle	WA	98125	206.362.2930	206.362.3865	10/30/07	1/31/18

202	C	2,000	The Shops at Mission Viejo	555 The Shops at Mission Viejo, #934B	Mission Viejo	CA	92691	949.365.1258	949.365.0734	8/15/07	1/31/18

203	C	2,132	Plaza Bonita	3030 Bonita Plaza Road, #2276	National City	CA	91950	619.267.8053	619.267.2384	7/1/08	1/31/19

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP.DATE
204	C	2,259	South Park Center	500 Southpark Center Drive, #HL68	Strongsville	OH	44136	440.238.6517	440.238.6533	5/24/07	1/31/18

206	C	1,986	Great Northern Mall	4954 Great Northern Mall Blvd., #802	North Olmstead	OH	44070	440.734.3465	440.734.3630	8/16/07	1/31/18

208	OTL	2,750	North Bend Factory Stores	461 South Fork Ave. #421A1	North Bend	WA	98045	425.888.8860	425.888.8863	5/24/07	5/31/17

209	OTL	2,426	Factory Store at Camarillo Outlet	740 E. Ventura Blvd, #512	Camarillo	CA	93010	806.389.7424	805.389.7430	6/21/07	6/30/17

210	C	2,527	Dadeland Mall	7535 Dadeland Mall, #3030	Miami	FL	33156	786.268.1088	786.268.1168	8/9/07	1/31/18

211	C	2,003	Clelo Vista Mall	8401 Gateway Blvd. West, #G04A	El Paso	TX	79925	915.781.7766	915.781.7765	5/8/08	1/31/19

212	WHS	8,998	Hillside Plaza	725 Broadway (Route 1 South)	Saugus	MA	01906	781.231.1000	781.231.1162	10/16/07	8/31/17

213	WHS	6,000	Pacific Town Center	850 w. Hammer Lane	Stockton	CA	95210	209.952.4519	209.952.5861	9/22/07	8/31/12

215	C	2,310	Annapolls Mall	2002 Annapolls Mall, #1225	Annapolls	MD	21401	410.573.9229	410.573.9433	11/1/07	1/31/18

216	C	2,707	Altamonte Mall	451 Altamonte Ave., #1341	Altamonte Springs	FL	32701	407.332.7362	407.332.7908	5/15/08	1/31/19

217	C	2,186	Riverchase Galleria	3000 Riverchase Galleria, #286	Hoover	AL	35244	205.560.0695	205.560.0697	10/21/07	1/31/18

218	C	2,164	North Point Mall	1000 North Point Circle, #2032	Alpharetta	GA	30022	770.667.2253	770.667.2071	11/15/07	1/31/18

219	C	2,381	Augusta Mall	3450 Wrightsboro Road, #2510	Augusta	GA	30909	706.736.1070	706.736.1072	10/19/07	1/31/18

220	C	2,080	Meadowood Mall	5000 Meadowood Mall Clrcle, #C104	Reno	NV	89502	775.828.9400	776.828.9403	3/13/08	1/31/18

221	C	1,997	Chandler Fashion Center	3111W. Chandler Blvd. #2436	Chandler	AZ	85226	480.963.8600	480.963.8610	11/8/07	11/30/17

222	C	7,800	San Francisco	200 Powell Street	San Francisco	CA	94102	415.986.7044	415.986.7056	10/16/08	10/31/18

223	WHS	7,102	Baldridge Commons	350 N. Dysart Road, Suites 205, 207, 208, & 209	Goodyear	AZ	85338	623.932.2027	623.932.3770	4/17/08	1/31/13

224	OTL	3,196	Houston Premium Outlets	29300 Hempstead Road, #0861	Cypress	TX	77433	281.758.1830	281.758.1639	3/27/08	1/31/14

STORE	STORE		LOCATION							OPEN
NO.	TYPE	SQ.FT	NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	DATE	EXP.DATE
225	C	2,569	Perimeter Mall	4400 Ashford-Dunwoody Rd., #1035	Atlanta	GA	30346	770.396.4221	770.398.4082	4/3/08	1/31/19

226	C	2,002	The Oaks Mall Florida	6215 Newberry Road, #H6	Gainesville	FL	32605	352.332.2473	352.332.2708	9/18/08	1/31/19

227	C	2,500	Pembroke Lakes Mall	11401 Pines Bivd., #426	Pembroke Pines	FL	33026	954.447.1449	954.447.1491	6/13/09	1/31/20

228	C	2,174	Coastlnad Center	1900 North Tamiami Trall, #H5	Naples	FL	34102	239.261.3449	239.262.2692	6/12/08	1/31/19

229	C	3,035	The Palmer House Hilton Retail Development	17 East Monroe St., #S-5 SHIPPING ADDRESS: 105 S. State St.	Chicago	IL	60603	312.346.2302	312.346.2387	5/1/08	6/30/23

230	C	2,623	Westfield Southcenter	816 Southcenter Mall, #1140	Tukwila	WA	98188	206.246.2459	206.246.0662	7/25/08	1/31/18

231	OTL	3,500	Prime Outlets Williamsburg	5555 Richmond Rd., #G140	Williamsburg	VA	23188	757.220.3813	757.220.4824	4/17/08	4/30/18

232	OTL	3,500	Prime Outlets Puerto Rico	1 Prime Outlets Bivd., #520	Barceloneta	PR	00617	787.970.0134	787.970.0136	11/14/08	11/30/18

233	OTL	3,542	Prime Outlets Hagerstown	495 Prime Outlets Bivd., #585	Hagerstown	MD	21740	240.420.0050	240.420.0052	3/13/09	3/31/19

235	OTL	3,195	Prime Outlets Birch Run	12240 South Beyer Rd., #V011	Birch Run	MI	48415	989.624.9336	989.624.9526	4/10/08	4/30/18

236	C	2,500	Westgate City Center	9404 W. Westgate Bivd., #C107	Glendale	AZ	85305	623.772.1717	623.772.1919	1/18/08	1/31/19

237	C	2,694	SanTan Village	2174 East Williams Field Road, #538	Gilbert	AZ	85296	480.857.2442	480.857.8227	3/27/08	3/31/18

238	C	2,660	Greenwood Park Mall	1251 U.S. Highway 31 N, #C08C	Greenwood	IN	46142	317.885.9470	317.885.9471	4/17/08	1/31/19

239	C	2,600	The Avenues	10300 Southside Bivd., #1090A	Jacksonville	FL	32256	904.363.2838	904.363.2928	5/22/08	1/31/19

240	OTL	2,227	Livingston Designer Outlet	Almondvale Avenue, Unit 119 West Lothian, EH54 6QX	Livingston	Scotland		441506465605 Sales floor	441506465604 office number	4/25/08	3/31/18

241	C	3028 Ground Floor 1728 Basement 1300	Union Square	15 Union Square West, Space C	New York	NY	10003	212.647.8891	212.647.8893	12/6/08	4/30/19

242	C	2,300	Westfield Galleria at Roseville	1151 Galleria Bivd., #2085	Roseville	CA	96678	916.782.1404	916.782.1462	7/11/09	1/31/20

243	OTL	3,000	Preferred Outlets at Tulare	1549 Retherford St., #C075	Tulare	CA	93274	559.684.7478	559.684.7495	11/6/09	1/31/11

STORE	STORE		LOCATION
NO	TYPE	SQ.FT.	NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
244	OTL	3,401	Crossiron Mills	261055 Crossiron Bivd,#433 Rocky View	Alberta	canada	T4AOG3	403.275.8013	403.275.8037	8/19/09	8/31/19

247	OTL	3,040	The Legends at Sparks Marina	1350, Scheels Drive, #138	Sparks	NV	89434	775.358.4082	775.358.7528	6/18/09	1/31/20

248	OTL	3,361	Lighthouse Place Premium Outlets	601 Wabash St, #G030	Michigan City	IN	46360	219.878.0526	219.878.0527	8/28/08	1/31/20

249	OTL	4,000	The Crossing Factory Outlets	1000 Route 611, Space #D04	Tannersville	PA	18372	570.629.4210	670.629.5017	9/25/08	1/31/19

251	OTL	3,000	Tanger Factory Outlets at	800 Steven B Tanger Blvd,#1210	Commerce	GA	30529	706.336.8471	706.336.8483	4/24/09	4/30/14
			Commerce

252	OTL	3,727	Tanger Factory Outlets at Myrtle Beach Hwy 501	4633 Factory Stores Blvd,#170	Myrtle Beach	SC	29579	843.236.8085	843.236.6650	9/4/08	9/30/13

255	OTL	3,154	Prime Outlet Jeffersonville	8000 Factory Shops Bivd,#620	Jeffersonville	OH	43128	740.948.2048	740.948.2036	9/4/08	9/30/18

257	WHS	6,000	Nellis Plaza	305 N.Nellis Blvd,#105	LasVegas	NV	89110	702.437.7676	702.437.7141	11/28/08	1/31/14

258	C	2,312	Tucson Mall	4600 N.Oracla Road, #217	Tucson	AZ	85705	520.293.2355	520.293.2257	3/20/09	3/31/19

259	C	2,500	Lincoin Road	730 Linocoin Road	Miami	FL	33139	305.673.9601	305.674.8268	8/1/09	3/31/19

260	C	3,252	Natick Collection	1245 Worcester Street, #4066	Natick	MA	01760	508.661.0569	508.651.4174	11/26/08	10/31/18

261	C	2,227	Park Meadows	8406 Park Meadows Center Dr, #1170 (mall should be sent to #1081)	Lone Tree	CO	80124	720.873.2800	720.873.2819	11/13/08	11/30/18

262	OTL	3,678	Prime Outlet Gaffney	1 Factory Shops Blvd.,#440	Gaffney	SC	29341	864.487.9536	864.487.9537	3/13/09	3/31/19

263	OTL	3,780	The Shoppes at Prime Outlets	5269 Internatlonal Dr,#C	Orlando	FL	32819	407.351.2902	407.351.2964	2/13/09	2/28/14
			International–Orlando.

264	OTL	3,000	Tanger Outlets Howell	1476 N.Burkhart Road, #H12O	Howell	MI	48855	517.545.5715	517.546.5717	3/19/09	3/31/14

266	OTL	3,500	Edinburgh Premium Outlets	11741 North Executive Drive,#885	Edinburgh	IN	46124	812.526.6044	812.526.5147	3/27/09	1/31/20

268	OTL	3,848	Citadel Outlets	100 Citadel Drive, #426	Commerce	CA	90040	323.832.9884	323.832.9870	5/22/09	5/31/19

269	OTL	2,850	Vacaville Premium Outlats	321 Nut Tree Road, #131H	Vacaville	CA	95687	707.451.3768	707.451.3785	5/22/09	1/31/20

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE
270	OTL	2,073	Ashford Designer Outlet Centre	Kimberley Way, Space #93-94F, Ashford, Kent, TN24 OSD, UK	Ashford	England	TN24 OSD	0044 1233 664995	0044 1233 632278	3/13/09	1/18/19

272	C	2,382	Richmond Centre	6551 No. 3 Road, #1648A Richmond, B.C., Canada	Richmond	Canada	V6Y 2B6	604.278.2712	604.278.2749	8/15/09	7/31/19

274	OTL	3,265	Cincinnati Premium Outlets	619 Premium Outlet Drive	Monroe	OH	45050	513.539.9116	513.539.9126	8/6/09	1/31/20

275	C	1,608	Florida Center	Av. Vicuña Mackenna 6100 La Florida store 2041	Santiago	Chile		(56 2) 2831351		5/1/09	7/23/11

276	C	1,223	Alto Las Condes	Av. Kennedy 9001 Las Condes store 3145	Santiago	Chile		(56 2) 2131342		5/1/09	10/9/13

277	C	1,073	Portal Temuco	Av. Alemania 0671 Temuco store 2025	Temuco	Chile		(56 45) 451439		5/1/09	10/19/13

278	C	1,303	Mall Plaza Vespucio	Avenida Vicuña Mackenna Oriente No. 7110 La Florida store 279	Santiago	Chile		(56 2) 5863100		5/1/09	9/30/16

279	C	786	Plaza Antofagasta	Av. Balmaceda Interior (recinto portuario) local 241	Antofagasta	Chile		(56 55) 533234		5/1/09	8/31/14

280	C	1,303	Plaza Oeste Shopping Center	Av. Americo Vespucio 1501 Cerrillos local D-302/D-306/D-310	Santiago	Chile		(56 2) 5863805		5/1/09	12/1/10

281	C	1,162	Marina Arauco Mall	Av. Libertad 1348 Viña del Mar local 212	Viña del Mar	Chile		(56 32) 2692873		5/1/09	1/31/11

282	C	947	Parque Arauco Shopping Center	Av. Kennedy 5118 Las Condes local 180	Santiago	Chile		(56 2) 3422842		5/1/09	2/20/12

283	C	1,017	Mall Plaza Norte	Av. Americo Vespucio 1737 Huechuraba local 2098-2102-2106	Santiago	Chile		(56 2) 5860599		5/1/09	11/5/11

284	C	1,388	Mall Plaza del Trebol	Av. Jorge Alessandri 3177 No. 7110 Talcahuano local A-126/128	Concepcion	Chile		(56-14) 2563787		5/1/09	10/20/16

286	OTL	3,506	The Outlets at Zion	250 North Red Cliffs Drive, #25	St. George	UT	84790	435.673.2160	435.688.2084	7/24/09	7/10/10

287	WHS	12,000	Rosedale Highway	6951 Rosedale Highway	Bakersfield	CA	93308	661.325.1683	661.325.0644	8/8/09	7/15/10

288	C	3,469	Covent Garden	2/3 James St. Covent Garden	London	England	WC2 E8BH	44.207.836.9097	44.207.836.7827	12/18/09	9/24/19

289	C	2,301	The Strand at Huntington Beach	180 Fifth St., #110	Huntington Beach	CA	92648	714.969.2101	714.969.2123	11/21/09	11/30/19

291	OTL	2,200	Factory Vila do Conde	Avenida Fonte Cova, Space #125 4480-791 Modivas, Vila do Conde	Vila do Conde	Portugal		n/a		March 2010	n/a

293	OTL	2,840	The Outlets at Hershey	116 Outlet Square	Hershey	PA	17033	713.633.8700	713.633.8702	2/18/10	2/28/15

294	C	2,276	Easton Town Center	3992 Gramercy Street, #724	Columbus	OH	43219	614.470.6889	614.470.6895	March 2010	n/a

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP.DATE
295	C	2,497	Westfield Vaiencia Town Center	24201 West Valercia Blvd., #1050	Vaiencia	CA	91335	661.284,6137	661.0284.7752	March 2010	n/a

296	WHS	9,600	Rosemead Place	3518 Rosemead Blvd.	Rosemead	CA	81770	626.572.9301	626.572.8507	11/27/09	5/15/10

297	WHS	5,520	College Town Plaza	4702 S. Maryland Parkway	Las Vegas	NV	89119	702.597.1159	702.597.1635	11/20/09	11/30/10

298	WHS	10,000	Center City,Paterson	301 Main Street, #124.#132	Paterson	NJ	07505	873.278.1021	973.278.1404	1/7/10	1/31/2011

305	WHS	8,900	Route 22	115 route 22 East	Springfield	NJ	07081	973.376.1791	973.376.1792	2/19/10	2/28/11

307	OTL	3,550	Johnson Creek Premium Outlets	575 W. Linmar Lane, #B-169	Johnson Creek	WI	53038	n/a	n/a	March 2010	n/a

308	OTL	4,033	Aurora Farms Premium Outlets	549 South Chillicothe Road, #260	Aurora	OH	44202	n/a	n/a	March 2010	n/a

520		40	Fashion Show Las Vegas cart	3200 Las Vegas Boulevard, South #5576	Las Vegas	NV	89109	702.785.0125	n/a	5/15/09	6/30/10

Schedule 4.1(c)
Capitalization of Parent’s Subsidiaries

					Percentage of
					Outstanding Shares
			Number of		Owned directly or
	Authorized Shares	Authorized Shares	Outstanding Shares		indirectly by
Name of Entity	of Common Stock	of Preferred Stock	Owned by Parent		Parent
Skechers U.S.A., Inc. II	1,000	0	1,000		100%
Skechers By Mail, Inc.	10,000	0	100		100%
310 Global Brands, Inc.	100,000	0	9,500		100%
Skechers USA Canada, Inc.	Unlimited	0	100		100%
Skechers USA, Ltd.					100	%(1)
Skechers USA Iberia, S.L.					100	%(1)
Skechers USA Deutschland GmbH					100	%(1)
Skechers USA France S.A.S.					100	%(1)
Skechers EDC SPRL					100	%(2)
Skechers USA Benelux B.V.					100	%(2)
Skechers USA Italia S.r.l					100	%(1)
Skechers S.a.r.l.					100	%(2)
Skechers Holdings Jersey Limited					100%
Skechers International					100	%(4)
Skechers International II					100	%(5)
Skechers Do Brasil Calcados LTDA					100	%(6)
Comercializadora Skechers Chile Limitada					100	%(3)
Skechers Footwear (Dongguan) Co., Ltd.					100	%(7)
Skechers Japan YK					100	%(1)
Skechers USA Mauritius 10					100	%(8)
Skechers USA Mauritius 90					100	%(8)
Skechers China Business Trust					100	%(9)
Skechers Holdings Mauritius					100	%(10)
Skechers Trading (Shanghai) Co. Ltd.					50	%(11)
Skechers China Limited	10,000	0	500	(12)	50%
Skechers Hong Kong Limited	1,800,000	0	630,000	(13)	35%
Skechers Southeast Asia Limited	10,000	0	500	(12)	50%
Skechers Malaysia Sdn Bhd	500,000	0	250,000	(14)	50%
Skechers Singapore Pte. Limited	200,000	0	100,000	(14)	50%
Skechers (Thailand) Limited	58,824	0	29,999		51%
Skechers Collection, LLC					100	%(15)

				Percentage of
				Outstanding Shares
			Number of	Owned directly or
	Authorized Shares	Authorized Shares	Outstanding Shares	indirectly by
Name of Entity	of Common Stock	of Preferred Stock	Owned by Parent	Parent
Skechers Sport, LLC				100	%(15)
Duncan Investments, LLC				100	%(15)
Yale Investments, LLC				100	%(15)
Sepulveda Blvd. Properties, LLC				100	%(15)
SKX Illinois, LLC				100	%(15)
Skechers Guangzhou Co. Ltd.				50%	(11)
Skechers R.B., LLC				100%

(1)	100% owned by Skechers S.a.r.l.

(2)	100% owned by Skechers International

(3)	99% owned by Skechers S.a.r.l. and 1% owned by Skechers International, with nominee agreement granting control of latter’s interest to Skechers S.a.r.l.

(4)	No shares issued. Percentage represents partnership interest, of which Parent owns 90% directly and 10% via Skechers U.S.A. Inc. II.

(5)	No shares issued. Percentage represents partnership interest, of which Parent owns 8.6% directly and 91.4% via Skechers International.

(6)	Skechers S.a.r.l. owns 99.99% of the shares and Skechers U.S.A., Inc. holds .01% of the shares

(7)	100% owned by Skechers Holdiings Mauritius, Ltd.

(8)	100% owned by Skechers Holdings Jersey Limited

(9)	90% owned by Skechers USA Mauritius 90, Ltd. and 10% owned by Skechers USA Mauritius 10, Ltd.

(10)	100% owned by Skechers China Business Trust

(11)	100% owned by Skechers China Limited

(12)	Shares issued to Skechers S.a.r.l., which is a 50% owner

(13)	Shares issued to Skechers China Limited, which is a 70% owner

(14)	Shares issued to Skechers Southeast Asia Limited, which is a 100% owner

(15)	No shares issued. Percentage represents membership interest in limited liability company.

Schedule 4.6(a)
Jurisdction of Organization

Jurisdiction of
Name of Entity	Organization
SKECHERS U.S.A., INC.	Delaware
Skechers U.S.A., Inc. II	Delaware
SKECHERS BY MAIL, INC.	Delaware
310 Global Brands, Inc.	Delaware
Skechers USA Canada Inc.	Canada
Skechers USA Ltd.	England
Skechers USA Iberia, S.L.	Spain
Skechers USA Deutschland GmbH	Germany
Skechers USA France SAS	France
Skechers EDC SPRL	Belgium
Skechers USA Benelux B.V	Netherlands
Skechers USA Italia S.r.l	Italy
Skechers S.a.r.l.	Switzerland
Skechers Holdings Jersey Limited	Jersey
Skechers International	Jersey
Skechers International II	Jersey
Skechers Do Brasil Calcados LTDA	Brazil
Comercializadora Skechers Chile Limitada	Chile
Skechers Footwear (Dongguan) Co., Ltd.	China
Skechers Japan YK	Japan
Skechers USA Mauritius 10	Mauritius
Skechers USA Mauritius 90	Mauritius
Skechers China Business Trust	China
Skechers Holdings Mauritius	Mauritius
Skechers Trading (Shanghai) Co. Ltd.	China
Skechers China Limited	Hong Kong
Skechers Hong Kong Limited	Hong Kong
Skechers Southeast Asia Limited	Hong Kong
Skechers Malaysia Sdn. Bhd.	Malaysia
Skechers Singapore Pte. Limited	Singapore
Skechers (Thailand) Limited	Thailand
SKECHERS COLLECTION, LLC	California
SKECHERS SPORT, LLC	California
Duncan Investments, LLC	California
Yale Investments, LLC	Delaware
Sepulveda Blvd. Properties, LLC	California
SKX ILLINOIS, LLC	Illinois
Skechers Guangzhou Co. Ltd.	China
Skechers R.B., LLC	Delaware

Schedule 4.6(b)
Chief Executive Offices

Name of Entity	Address	City, State, Zip Code, Country
Skechers U.S.A., Inc.	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Skechers U.S.A., Inc. II	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Skechers By Mail, Inc.	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
310 Global Brands, Inc.	225 S. Sepulveda Blvd.	Manhattan Beach, CA 90266, USA
Skechers USA Canada Inc.	2425 Matheson Boulevard East # 120	Mississauga ON L4W 5K4, Canada
Skechers USA Ltd.	Katherine House Darkes Lane	Hertfordshire EN6 2JD, United Kingdom
9/11 Wyllyotts Place, Potters Bar
Skechers USA Iberia, S.L.	C/ Serrano 40, 1 — izda, 1st Floor	28001 Madrid, Spain
Skechers USA Deutschland GmbH	Waldstrasse 74	63128 Dietzenbach, Germany
Skechers USA France SAS	20 rue des Capucines	75002 Paris, France
Skechers EDC SPRL	Parc Industriel Hauts-Sarts, zone 3	4041 Milmort, Belgium
Avenue du parc industriel 159
Skechers USA Benelux B.V	Cartographenweg 16	5141 MT Waalwijk, Holland, The Netherlands
Skechers USA Italia S.r.l	Via Alberto Dominutti, 6	37135 Verona, Italy
Skechers S.a.r.l.	Rue de la Mercerie 12, 7th Floor	CH-1003 Lausanne, Switzerland
Skechers Holdings Jersey Limited	Templar House, Don Road	St. Helier, Channel Islands JE1 2TR, Jersey
Skechers International	Templar House, Don Road	St. Helier, Channel Islands JE1 2TR, Jersey
Skechers International II	Templar House, Don Road	St. Helier, Channel Islands JE1 2TR, Jersey
Skechers Do Brasil Calcados LTDA	Rua Haddock Lobo, 1307, 17th Floor, Cj-171	Cerqueira Cesar, Sao Paulo, 01414-003, Brazil
Comercializadora Skechers Chile Limitada	Avenue Kennedy 5118	Tercer Piso, Vitacura, Santiago, Chile
Skechers Footwear (Dongguan) Co., Ltd.	Building S Development Zone of Chi-Ling Hou	Dongguan City, Guangdong Province, 523940, PRC
Skechers Japan YK	7-4 Nishi Shimbashi, 2-Chome, Minat	Tokyo, Japan
Skechers USA Mauritius 10	4th Floor, IBL House, Caudan	Port Louis, Mauritius
Skechers USA Mauritius 90	4th Floor, IBL House, Caudan	Port Louis, Mauritius
Skechers China Business Trust	Templar House, Don Road	St. Helier, Channel Islands JE1 2TR, Jersey
Skechers Holdings Mauritius	4th Floor, IBL House, Caudan	Port Louis, Mauritius
Skechers Trading (Shanghai) Co. Ltd.	Red House 3/F, No. 35 South Shanxi Road	Luwan District, Shanghai, China
Skechers China Limited	Red House 3/F, No. 35 South Shanxi Road	Luwan District, Shanghai, China
Skechers Hong Kong Limited	Block C, 10/F, Roxy Industrial Centre	Kwai Chung, Hong Kong
58-66 Tai Lin Pai Road
Skechers Southeast Asia Limited	Block C, 10/F, Roxy Industrial Centre	Kwai Chung, Hong Kong
58-66 Tai Lin Pai Road
Skechers Malaysia Sdn. Bhd.	Suite B-14-1 & @ Wisma Panta, Plaza Pantai,	59200 Kuala Lumpur, Malaysia
No. 5 Jalan 4/83A Off Jalan Pantai Bahru
Skechers Singapore Pte. Limited	45 Ubi Road 1 #03-03/04, Summit Building	Singapore 408696
Skechers (Thailand) Limited	1 Silom Road, Level 8 Zuellig House	Bangkok 10500, Thailand
Skechers Collection, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Skechers Sport, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Duncan Investments, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Yale Investments, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Sepulveda Blvd. Properties, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
SKX Illinois, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Skechers Guangzhou Co. Ltd.	Red House 3/F, No. 35 South Shanxi Road	Luwan District, Shanghai, China
Skechers R.B., LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA

Schedule 4.6(c)
Tax & Organizational ID Numbers

Organizational ID
Name of Entity	Federal Tax ID Number	Number
Skechers U.S.A., Inc.	95-4376145	2902395 (DL)
Skechers U.S.A., Inc. II	95-4747242	3056393 (DL)
Skechers By Mail, Inc.	95-4701399	2934535 (DL)
310 Global Brands, Inc.	43-2009441	3636174 (DL)
Skechers USA Canada Inc.	none	none
Skechers USA Ltd.	98-0347474	none
Skechers USA Iberia, S.L.	98-0372248	none
Skechers USA Deutschland GmbH	98-0346701	none
Skechers USA France SAS	98-0346857	none
Skechers EDC SPRL	98-0385255	none
Skechers USA Benelux B.V	98-0392991	none
Skechers USA Italia S.r.l	47-0914957	none
Skechers S.a.r.l.	98-0349046	none
Skechers Holdings Jersey Limited	none	none
Skechers International	98-0357124	none
Skechers International II	none	none
Skechers Do Brasil Calcados LTDA	98-0518943	none
Comercializadora Skechers Chile Limitada	98-0620147	none
Skechers Footwear (Dongguan) Co., Ltd.	98-0495337	none
Skechers Japan YK	98-0499824	none
Skechers USA Mauritius 10	none	none
Skechers USA Mauritius 90	98-0492180	none
Skechers China Business Trust	98-6058967	none
Skechers Holdings Mauritius	98-0492179	none
Skechers Trading (Shanghai) Co. Ltd.	98-0551967	none
Skechers China Limited	98-0620149	none
Skechers Hong Kong Limited	98-0620152	none
Skechers Southeast Asia Limited	98-0620150	none
Skechers Malaysia Sdn. Bhd.	98-0528395	none
Skechers Singapore Pte. Limited	98-0518944	none
Skechers (Thailand) Limited	98-0520045	none
Skechers Collection, LLC	none	200001310034 (CA)
Skechers Sport, LLC	none	200001310032 (CA)
Duncan Investments, LLC	95-4846458	200103210004 (CA)
Yale Investments, LLC	95-4833459	3312951 (DL)
Sepulveda Blvd. Properties, LLC	26-2370011	200809810243 (CA)
SKX Illinois, LLC	27-0375751	03130428 (IL)
Skechers Guangzhou Co. Ltd.	pending	none
Skechers R.B., LLC	none	4778094 (DL)

Credit Agreement
Schedule 4.12
Environmental Matters
In January 2009, Highland Fairview, I, Highland Fairview, II, Highland Fairview, III, Highland Fairview, IV and HF Logistics I, LLC (collectively, “Highland Fairview”) and the City of Moreno Valley entered into a Settlement Agreement with the Sierra Club. Pursuant to the Settlement Agreement, Highland Fairview agreed that (i) the distribution facility in Rancho Belago, California would use certain low environmental impact procedures and equipment, including solar cells, solar water heaters and trucks of a particular classification, and certain equipment would be prohibited in the construction of the facility (ii) certain roads and highways adjacent to or near the facility would be designed in certain physical configurations with specified signage, (iii) the facility would be designed to obtain LEED certification and (iv) certain payments shall be made to the Sierra Club and its attorneys. The Company, as the operator of the distribution facility, will be responsible for implementing certain mandates of the Settlement Agreement. The Settlement Agreement is not expected to result in a Material Adverse Change.

Schedule 4.17
Material Contracts
1.	Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

2.	Amendment No. 1 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

3.	Amendment No. 2 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

4.	Amendment No. 3 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

5.	2006 Annual Incentive Compensation Plan of Skechers U.S.A., Inc.

6.	2007 Incentive Award Plan of Skechers U.S.A., Inc.

7.	Form of Restricted Stock Agreement under 2007 Incentive Award Plan of Skechers U.S.A., Inc.

8.	2008 Employee Stock Purchase Plan of Skechers U.S.A., Inc.

9.	Indemnification Agreement dated June 7, 1999 between Skechers U.S.A., Inc. and its directors and executive officers.

10.	Registration Rights Agreement dated June 9, 1999, between Skechers U.S.A., Inc., the Greenberg Family Trust and Michael Greenberg.

11.	Tax Indemnification Agreement dated June 8, 1999, between Skechers U.S.A., Inc. and certain shareholders.

12.	Promissory Note, dated December 27, 2000, between Skechers U.S.A., Inc. and Washington Mutual Bank, FA, for the purchase of property located at 225 South Sepulveda Boulevard, Manhattan Beach, California.

13.	Loan Agreement, dated December 21, 2000, between Yale Investments, LLC, and MONY Life Insurance Company, for the purchase of property located at 1670 South Champagne Avenue, Ontario, California.

14.	Promissory Note, dated December 21, 2000, between Yale Investments, LLC, and MONY Life Insurance Company, for the purchase of property located at 1670 Champagne Avenue, Ontario, California.

15.	Agreement dated August 25, 2005 between Duncan Investments, LLC, a wholly owned subsidiary of Skechers U.S.A., Inc., and Morley Construction Company regarding 330 South Sepulveda Boulevard, Manhattan Beach, California.

16.	Lease Agreement, dated November 21, 1997, between Skechers U.S.A., Inc. and The Prudential Insurance Company of America, regarding 1661 South Vintage Avenue, Ontario, California.

17.	First Amendment to Lease Agreement, dated April 26, 2002, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

18.	Second Amendment to Lease Agreement, dated December 10, 2007, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

19.	Third Amendment to Lease Agreement, dated January 29, 2009, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

20.	Fourth Amendment to Lease Agreement, dated September 23, 2009, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

21.	Lease Agreement, dated November 21, 1997, between Skechers U.S.A., Inc. and The Prudential Insurance Company of America, regarding 1777 South Vintage Avenue, Ontario, California.

22.	First Amendment to Lease Agreement, dated April 26, 2002, between Skechers U.S.A., Inc. and Cabot Industrial Properties, L.P., regarding 1777 South Vintage Avenue, Ontario, California.

23.	Second Amendment to Lease Agreement, dated May 14, 2002, between Skechers U.S.A., Inc. and Cabot Industrial Properties, L.P., regarding 1777 South Vintage Avenue, Ontario, California.

24.	Third Amendment to Lease Agreement, dated May 7, 2007, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, which is successor to Cabot Industrial Properties, L.P., regarding 1777 South Vintage Avenue, Ontario, California.

25.	Fourth Amendment to Lease Agreement, dated November 10, 2007, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.

26.	Fifth Amendment to Lease Agreement, dated January 29, 2009, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.

27.	Sixth Amendment to Lease Agreement, dated October 26, 2009, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.

28.	Lease Agreement, dated April 10, 2001, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.

29.	First Amendment to Lease Agreement, dated October 22, 2003, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.

30.	Second Amendment to Lease Agreement, dated April 21, 2006, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.

31.	Lease Agreement, dated February 8, 2002, between Skechers International, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium II SPRL, regarding ProLogis Park Liege Distribution Center I in Liege, Belgium.

32.	Lease Agreement dated September 25, 2007 between Skechers U.S.A., Inc. and HF Logistics I, LLC, regarding distribution facility in Moreno Valley, California

33.	Amendment to Lease Agreement, dated December 18, 2009 by and between Skechers U.S.A., Inc. and HF Logistics I, LLC, regarding distribution facility in Moreno Valley, California.

34.	Lease Agreement dated May 20, 2008 between Skechers EDC SPRL, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium III SPRL, regarding ProLogis Park Liege Distribution Center II in Liege, Belgium.

35.	Addendum to Lease Agreement dated May 20, 2008 between Skechers EDC SPRL, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium III SPRL, regarding ProLogis Park Liege Distribution Center I in Liege, Belgium.

36.	Lease Agreement dated May 9, 2007 between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.

37.	First Amendment to Lease Agreement, dated December 28, 2007, between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.

38.	Second Amendment to Lease Agreement, dated August 4, 2008, between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.

39.	Lease Agreement dated August 13, 2007 between Skechers U.S.A., Inc. and Thor Palmer House Retail LLC regarding 17 East Monroe Street, Chicago, Illinois.

40.	Lease Agreement dated June 20, 2008 between Skechers U.S.A., Inc. and KLCH Associates regarding 140 West 34th Street, New York, New York.

41.	Lease Agreement dated May 23, 2003 between Skechers USA Limited, a wholly owned subsidiary of Skechers U.S.A., Inc., and The Trafford Centre Limited regarding 153 Regent Crescent, London, United Kingdom.

42.	Amendment to Lease Agreement, dated January 14, 2009, between Skechers USA Limited, a wholly owned subsidiary of Skechers U.S.A., Inc., and The Trafford Centre Limited regarding 153 Regent Crescent, London, United Kingdom.

43.	Purchase Order dated June 23, 2009 from Skechers U.S.A., Inc. to WEI West, Inc. for approximately $80.7 million regarding material handling system and engineering services for new distribution center, of which approximately $45.3 million in payables remains outstanding.

44.	License Agreement dated April 7, 2003 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II

45.	License Agreement dated December 5, 2005 between Zoo York, LLC, Skechers U.S.A., Inc. II and Skechers S.a.r.l.

46.	License Agreement dated August 2007 between bebe stores, inc., Skechers U.S.A., Inc. and Skechers U.S.A., Inc. II.

47.	Buying Agency Agreement dated June 1, 2006 between Skechers U.S.A., Inc. II and Skechers Holdings Jersey Limited.

48.	Cost Sharing Agreement dated July 1, 2001 between Skechers U.S.A., Inc., Skechers U.S.A., Inc. II and Skechers International II.

49.	First Amendment to Cost Sharing Agreement, dated January 1, 2005, between Skechers U.S.A., Inc., Skechers U.S.A., Inc. II, Skechers International II and Skechers USA Canada, Inc.

50.	Skechers International II Partnership Agreement dated June 29, 2001 by Skechers U.S.A., Inc.

51.	Limited Liability Company Agreement of HF Logistics-SKX, LLC, dated January 30, 2010, between Skechers RB, LLC and HF Logistics I, LLC.